UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2003

ENTRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-24733	62-1670648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hanover Park, Suite 800
16633 Dallas Parkway
Addison, Texas	75001
(Address of Principal Executive Office)	(Zip Code)

972-713-5800

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

EXPLANATORY NOTE

This filing on Form 8-K/A amends the Form 8-K filed by Entrust, Inc. on July 22, 2003. This amendment is being filed to revise certain information that was provided in Exhibit 99, which contained Entrust, Inc.’s press release announcing its third quarter results. The clarification removes the non-GAAP financial measure “operating expenses excluding restructuring and impairment charges” from the text of the press release and reclassifies “amortization of purchased product rights” from “operating expenses” in Entrust, Inc.’s condensed consolidated statements of operations to “cost of revenues”.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS

EXHIBIT NO.	DESCRIPTION

99	Press Release dated July 22, 2003 (furnished herewith).

ITEM 9. REGULATION FD DISCLOSURE.

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

On July 22, 2003, Entrust, Inc. (NASDAQ: ENTU) (“Entrust”) issued a press release setting forth Entrust’s second-quarter 2003 earnings. A copy of Entrust’s press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRUST, INC.

Date:	December 23, 2003	By:	/s/ David J. Wagner
David J. Wagner
Senior Vice President, Finance and
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99	Press Release dated July 22, 2003 (furnished herewith).